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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2003

                                  EPIMMUNE INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)



0-19591                                                               33-0245076
(Commission File No.)                          (IRS Employer Identification No.)

                             5820 NANCY RIDGE DRIVE
                           SAN DIEGO, CALIFORNIA 92122

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (858) 860-2500
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On August 12, 2003, in the press release attached hereto as Exhibit 99.1, Epimmune Inc. announced that the merger agreement between Epimmune and Anosys, entered into on May 9, 2003, was terminated.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.
      Not applicable.

(b)  Pro Forma Financial Information.
      Not applicable.

(c)  Exhibits.

            99.1      Press Release of Epimmune Inc. dated August 12, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EPIMMUNE INC.

Dated: August 12, 2003        By: /s/ Robert DeVaere
                                  ---------------------------------------
                                  Robert DeVaere
                                  Vice President, Finance and Chief
                                  Financial Officer
                                  (Principal Accounting Officer and
                                  Officer duly authorized to sign this
                                  report on behalf of the Registrant)
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                                INDEX TO EXHIBITS

      99.1  Press Release of Epimmune Inc. dated August 12, 2003.